Summary Prospectus – June 25, 2013

Schroder Emerging Markets Multi-Cap Equity Fund

Class/Ticker: Advisor Shares/SMEVX, Investor Shares/SMENX

Before you invest, you may want to review the Fund's full prospectus, which contains more information about the Fund and its risks. You can find the Fund's full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108 or by sending an email request to schroderfunds@us.schroders.com. This Summary Prospectus incorporates by reference the Fund's entire prospectus and SAI, each dated June 25, 2013, as supplemented or revised, and the financial statements included in the Fund's annual report to shareholders, dated October 31, 2012.

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Advisor Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(1)	1.02%	1.02%
Total Annual Fund Operating Expenses	2.02%	2.27%
Less: Expense Reimbursement(2)	(0.77)%	(0.77)%
Net Annual Fund Operating Expenses	1.25%	1.50%

(1)  Based on estimated amounts for the current fiscal year.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2015 to pay or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's Investor Shares, exceed 1.25% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.50% of Advisor Shares' average daily net assets. If there are Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, or extraordinary expenses other than estimated amounts included in Total Annual Fund Operating Expenses above, the Net Annual Fund Operating Expenses of the Fund will be higher than shown. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years
Investor Shares (whether or not shares are redeemed)	$127	$500
Advisor Shares (whether or not shares are redeemed)	$153	$576

Schroder Emerging Markets Multi-Cap Equity Fund  Summary Prospectus

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

The Fund will invest its assets primarily in equity securities of companies located in emerging market countries that the Fund's sub-adviser considers to be high quality companies, to offer attractive valuations, or both. The Fund may invest in companies of any size or market capitalization.

In seeking to identify high quality companies, the Fund's sub-adviser typically looks for companies that have some or all of the following characteristics: profitability, stability, financial strength, and management quality. In seeking to identify companies offering attractive valuations, the sub-adviser relies on an evaluation of a number of valuation metrics, such as dividends, cash-flow, earnings, sales and asset-based measures as well as quality metrics, such as profitability, stability and financial strength. The sub-adviser's process includes a careful evaluation of a variety of risks that may affect the Fund's portfolio holdings. The sub-adviser seeks to avoid companies that it considers to have glamour stock attributes, such as high beta, volatility, and excessive trading activity. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located in emerging market countries. The sub-adviser generally considers equity securities to consist of common and preferred stocks, warrants to purchase common or preferred stocks and depositary receipts for common or preferred stocks. The notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the sub-adviser, to investments in equity securities may be counted toward satisfaction of this 80% policy.

The Fund's sub-adviser currently considers "emerging market" countries to be countries included in the MSCI Emerging Markets Index, which covers 21 countries and over 800 stocks in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa, though the sub-adviser may at times determine to invest in the wider emerging markets universe. Although the Fund expects typically to invest in a variety of emerging market countries and other countries throughout the world, the Fund may, from time to time, invest a substantial portion of its net assets in any one country or group of countries. The Fund will consider an issuer to be located in a country if it is organized under the laws of that country, if it is domiciled in that country, if it is principally traded in that country, or if the sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. Actual geographic and sector allocations within the Fund's portfolio are principally the result of application of the quality and value disciplines described above.

The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing ownership of foreign securities or in depositary receipts relating to U.S. securities. The Fund may purchase securities issued by other investment funds and pools, such as real estate investment trusts ("REITs"), income trusts, master limited partnerships ("MLPs"), open-end mutual funds, closed-end funds, and exchange traded funds ("ETFs"). The Fund may use exchange-traded or over-the-counter derivatives that generally consist of futures contracts, swaps, and options, and other derivative instruments, including over-the-counter instruments, and will normally do so in order to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund's risk management process. The sub-adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller companies;

Schroder Emerging Markets Multi-Cap Equity Fund  Summary Prospectus

•  Foreign Securities/Currencies Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Equity Securities Risk: equity securities may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Depositary Receipts Risk: depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, and valuation risks and the risk of losing more than the principal amount invested;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses;

•  Real Estate Investment Trust Risk: REITs involve risks similar to those associated with direct ownership of real estate. Some REITs have limited diversification and some have expenses that may be indirectly incurred by shareholders of the Fund;

•  Master Limited Partnership Risk: investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and to the extent the Fund sells a security at a price lower than that used to value the security, its net asset value will be adversely affected;

•  Geographic Focus Risk: To the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  Limited Operating History Risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund has not yet commenced operations and does not yet have a calendar year of investment performance.

Management of the Fund

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Schroder Emerging Markets Multi-Cap Equity Fund  Summary Prospectus

Portfolio Managers –

Justin Abercrombie, Head of Quantitative Equity Products and Lead Portfolio Manager, has managed the Fund since its inception in 2013.

Stephen Langford, CFA, Portfolio Manager, has managed the Fund since its inception in 2013.

James Larkman, Portfolio Manager, has managed the Fund since its inception in 2013.

Ayse Serinturk, Portfolio Manager, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

Advisor Shares are intended primarily for purchase through accounts that you hold through a financial intermediary, such as a bank, trust company, broker-dealer, fund network, or other financial organization that has an agreement in place to sell the Fund's shares. Advisor Shares may also be purchased directly from the Fund. The minimum initial investment in the Fund for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000. Investor Shares are intended primarily for purchase directly from the Fund. Investor Shares may also be sold through certain fund networks or other financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment in the Fund for Investor Shares is $250,000 and the minimum subsequent investment is $1,000. Minimums may be waived or modified under certain circumstances by Schroders or by Schroders' arrangement with your financial intermediary. Please consult your financial intermediary for more information. You may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 8507, Boston, MA 02266) or by calling BFDS. If your shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary. Generally, purchase and redemption requests received in good order will be processed at the net asset value (NAV) next calculated after the request is received.

Tax Information

The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

SUM-PRO-EMMCEQ